UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

CENTERLINE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13237	13- 3949418
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Church Street, New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-317-5700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained under the heading “Amendment to Trust Agreement” below in “Item 7.01 Regulation FD Disclosure” of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Completion of Reverse/Forward Stock Split Transaction

On March 14, 2013, Centerline Holding Company (“Centerline” or the “Company”) completed its previously announced reverse/forward stock split transaction pursuant to which:

•	each 5,000 of the Company's common shares of beneficial interest, no par value (the "Common Shares") outstanding at 9:00 a.m. on March 14, 2013 were converted into one whole Common Share (the "Reverse Stock Split") and, in lieu of issuing any fractional shares to shareholders owning fewer than 5,000 pre-Reverse Stock Split shares, Centerline will make a cash payment equal to $0.07 per pre-Reverse Stock Split Common Share to such shareholders (the "Reverse Split Fractional Share Purchase"); and

•	immediately following the Reverse Stock Split, the Company effected a forward stock split for persons who held at least one Common Share after the Reverse Stock Split, whereby all post-Reverse Stock Split Common Shares held by such shareholders (including fractional shares) were converted into a number of Common Shares equal to such number of post-Reverse Stock Split Common Shares multiplied by 35 (the "Forward Stock Split" and, together with the Reverse Stock Split, the "Stock Split Transaction"), and in lieu of issuing fractional Common Shares, the Company will make a cash payment equal to $0.07 per pre-Reverse Stock Split share to cash out any fractional Common Shares resulting from the Forward Stock Split (the "Forward Split Fractional Share Purchase" and, together with the Reverse Split Fractional Share Purchase and the Stock Split Transaction, the "Transaction").

The Reverse Stock Split reduced the number of record holders of Common Shares to less than 300, enabling Centerline to file a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to suspend its duty to file reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Centerline expects to file a Form 15 on March 15, 2013 and, accordingly, will no longer file Form 10-Ks, Form 10-Qs, Form 8-Ks and proxy statements with the SEC. Centerline intends to provide the minimum amount of information required by Rule 15c2-11 under the Exchange Act to allow market makers to initiate quotations in the Common Shares so that they may be quoted in the OTC Pink marketplace. However, there is no requirement that it does so, and Centerline may discontinue providing this information at any time. Centerline intends to make any such information available on its website at www.centerline.com.

Computershare, Inc. (“Computershare”), Centerline’s exchange agent and transfer agent, will, as soon as practicable, distribute letters of transmittal to record holders of Common Shares that held their shares in certificated form prior to the Reverse Stock Split. The letters of transmittal will enable such holders to exchange their certificates for cash and/or new Common Shares pursuant to the terms of the Transaction. Persons that held Common Shares of record in book-entry format prior to the Reverse Stock Split will receive cash and/or new Common Shares pursuant to the terms of the Transaction directly from Computershare, with any Common Shares to be issued in book-entry format. Persons that held their Common Shares in “street name” prior to the Reverse Stock Split will receive their cash and/or Common Shares in accordance with the procedures of their bank, broker or other nominee.

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Amendment to Trust Agreement

As a result of the Stock Split Transaction, Section 6.1(a) of the Company’s Third Amended and Restated Trust Agreement, dated as of October 6, 2010 (the “Trust Agreement”) automatically caused the number of shares the Company is authorized to issue to increase from 800,000,000 to approximately 28,000,000,000. As a result, our board of trustees entered into Amendment No. 1 to the Trust Agreement (the “Trust Agreement Amendment”), which, effective immediately after the Stock Split Transaction on March 14, 2013, reduced the number of shares the Company is authorized to issue to 150,000,000.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, statements relating to Centerline’s intention to file a Form 15 and to provide information required by Rule 15c2-11 on its website. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date of this document. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Other risks and uncertainties are detailed in Centerline Holding Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, and include, among others, business limitations caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks associated with providing credit intermediation. Except as required by law, Centerline expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

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Item 9.01 Financial Statements and Exhibits.

The Exhibit Index appearing after the signature page of this Current Report on Form 8-K is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerline Holding Company
(Registrant)

March 14, 2013	By:	/s/ Michael P. Larsen
Michael P. Larsen
Chief Financial Officer
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description
3(d)	Amendment No. 1 to Third Amended and Restated Trust Agreement, dated as of March 14, 2013